UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2026

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-35521	26-2056298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 E. 63rd Place, Suite 101

Tulsa, Oklahoma 74133

(Address of principal executive offices and zip code)

(918) 500-7312

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 1, 2026, ClearSign Technologies Corporation (the “Company”) entered into an underwriting agreement, dated May 28, 2026 (the “Underwriting Agreement”), with Newbridge Securities Corporation (the “Underwriter”), relating to the Company’s firm-commitment underwritten public offering (the “Offering”) for the issuance and sale of 777,780 shares (the “Firm Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), primarily to existing stockholders of the Company, at a public offering price of $4.33 per Firm Share, less underwriting discounts and commissions, pursuant to an effective registration statement on Form S-3 (File No. 333-288736) (the “Registration Statement”), including the prospectus forming a part of the Registration Statement, as supplemented by a preliminary prospectus supplement, dated May 28, 2026, and a final prospectus supplement, dated May 28, 2026, each filed with the SEC. Under the terms of the Underwriting Agreement, the Company also granted the Underwriter an option exercisable for thirty (30) days (the “Over-allotment Option”) to purchase up to an additional 116,667 shares of Common Stock (the “Additional Shares”) from the Company at the Firm Share price, less underwriting discounts and commissions, to cover over-allotments. The Offering closed on June 1, 2026.

On June 18, 2026, pursuant to the full exercise of the Over-allotment Option, the Underwriter purchased 116,667 Additional Shares, for net proceeds of approximately $470,858 after deducting underwriting discounts and commissions and estimated expenses payable by the Company. The Company intends to use the net proceeds from the offer and sale of the Additional Shares for working capital, research and development, marketing and sales, and general corporate purposes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2026

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Colin James Deller
Name:	Colin James Deller
Title:	Chief Executive Officer